Exhibit 10.7

                                WAIVER AGREEMENT

      THIS WAIVER AGREEMENT (this "Agreement"), dated as of November 7, 2005, is entered into among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation formerly known as Curative Holding Co. ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION II, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS"), CURATIVE HEALTH SERVICES CO., a Minnesota corporation formerly known as Curative Health Services, Inc. ("CHSC"), CRITICAL CARE SYSTEMS, INC., a Delaware corporation ("CCS") (Holdings, eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II,
Infinity Infusion, Medcare, CPS, CHSC and CCS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), CURATIVE HEALTH SERVICES III CO., a Minnesota corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), as Agent and Lender.

                              W I T N E S S E T H:

      WHEREAS, the Borrowers and GE Capital are parties to that certain Amended and Restated Credit Agreement, dated April 23, 2004, as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement and Collateral Documents dated as of May 3, 2004, (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2004, (iii) that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 20, 2004 and (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 31, 2004 (as so amended, the "Credit Agreement"; capitalized terms used but not defined in this Agreement have the meanings given in the Credit Agreement), whereby the Lenders have made available a revolving credit facility and other financial accommodations to the Borrowers, subject to the terms and conditions contained in the Credit Agreement;

      WHEREAS, certain Events of Default have occurred under the Credit Agreement prior to the date hereof, specifically (a) an Event of Default has occurred under Sections 8.1(e) and 8.1(u) of the Credit Agreement as a result of the failure of Curative to timely pay the interest payment due and payable November 1, 2005 under the Senior Unsecured High Yield Note Indenture and the Senior Unsecured High Yield Notes (such Event of Defaults are referred to herein collectively as the "November Note Interest Payment Default"), (b) an Event of Default has occurred under Section 8.1(b) of the Credit Agreement as a result of the failure of the Borrowers to comply with the Total Leverage Ratio and Senior Secured Leverage Ratio financial covenants set forth in Sections 7.15 and 7.16, in each case for the Fiscal Quarter ended September 30, 2005 (such financial covenant Events of Default are referred to herein collectively as the "Specified Financial Covenant Defaults"; together with the November Note Interest Payment Default referred to herein collectively as the "Specified Defaults");

      WHEREAS, the Borrowers have requested that Agent and Lenders (a) grant a permanent waiver of the Specified Financial Covenant Defaults, and (b) grant a temporary waiver of the November Note Interest Payment Default, which may become a permanent waiver upon satisfaction of certain conditions specified in Section
2.2 hereof; and

      WHEREAS, subject to the terms and conditions specified herein, Agent and Lenders are willing to (a) grant a permanent waiver of the Specified Financial Covenant Defaults, and (b) grant a temporary waiver of the November Note Interest Payment Default.

      NOW, THEREFORE, in consideration of the foregoing, the respective agreements, warranties and covenants contained herein, for $10 and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. ACKNOWLEDGMENTS AND AGREEMENTS

      1.1 Acknowledgment of Obligations. Each of the Borrowers hereby acknowledges, confirms and agrees that the Borrowers are indebted to Lenders in respect of the Revolving Credit Advances, Swingline Advances and Letter of Credit Obligations outstanding on the date hereof. All such Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrowers to Lenders, are unconditionally owing by the Borrowers to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

      1.2 Acknowledgment of Liens. Each Borrower hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent for the benefit of the Lenders pursuant to the Loan Documents or otherwise granted to or held by Agent for the benefit of the Lenders.

      1.3 Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents has been duly executed and delivered to the Agent and the Lenders by each Borrower that is intended to be a party thereto, and each is in full force and effect as of the date hereof,
(b) the agreements and obligations of each Borrower contained in such Loan Documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and no Borrower has any valid defense to the enforcement of such obligations, and (c) the Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

      1.4 Acknowledgment of Defaults. Each Borrower hereby acknowledges and agrees that (a) the Specified Defaults have occurred and, prior to the effectiveness of this Agreement, are continuing and constitute Events of Default which entitle the Agent and the Lenders to exercise their rights and remedies under the Loan Documents, applicable law or otherwise, (b) Agent and the Lenders have the presently exercisable right to cease funding and declare the Obligations to be immediately due and payable under the terms of the Loan Documents.

SECTION 2. WAIVERS

      2.1 Waiver of Specified Financial Covenant Defaults. In reliance upon the representations, warranties and covenants of the Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed or delivered in connection herewith, the Agent and the Lenders hereby waive the Specified Financial Covenant Defaults, in each case solely for the fiscal quarter ending September 30, 2005.

      2.2 Temporary Waiver of November Note Interest Payment Default. In reliance upon the representations, warranties and covenants of the Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed or delivered in connection herewith, the Agent and the Lenders hereby grant a temporary waiver of the November Note Interest Payment Default, which temporary waiver shall remain in effect only during the Waiver Period (defined below). As used herein, the term "Waiver Period" shall mean the period commencing on the effective date of this Agreement and ending on the earlier of (i) December 1, 2005 and (ii) the occurrence of any other Event of Default under the Credit Agreement (other than the Specified Defaults), including, without limitation, the occurrence of any Event of Default under Section 8.1(e) or (u) of the Credit Agreement as a result of the occurrence of any "Default" or "Event of Default" (as such terms are defined under the Senior Unsecured High Yield Note Indenture) other than the November Note Interest Payment Default. Upon the expiration of the Waiver Period, the November Note Interest Payment Default shall automatically (without notice or any other action on the party of Agent, Lenders or any other Person) constitute an immediate Event of Default hereunder; provided, however that if prior to December 1, 2005, Holdings shall have made payment in full to the holders of Senior Unsecured High Yield Notes of all interest due and payable on November 1, 2005 under the Senior Unsecured High Yield Notes and the Senior Unsecured Note Indenture, together with any default interest and any other amounts then due and payable by Holdings to the holders of the Senior Unsecured High Yield Notes or the indenture trustee under the Senior Unsecured High Yield
Note Indenture, then the November Note Interest Payment Default shall be deemed permanently waived by Agent and the Lenders.

      2.3 No Other Waivers; Reservation of Rights.

            (a) Neither the Agent nor any other Lender has waived, or is by this Agreement waiving, (i) any Default or Event of Default which may be continuing on the date hereof (other than the limited waiver of the Specified Defaults, in each case to the extent expressly set forth herein) or (ii) any Default or Event of Default which may hereafter arise (whether similar to the Specified Defaults or otherwise), including, without limitation, any failure by the Borrowers to comply with Sections 7.15 or 7.16 of the Credit Agreement for any Fiscal Quarter ended prior to or after September 30, 2005 and any Event of Default as a result of the occurrence of any "Default" or "Event of Default" as such terms are defined in the Senior

Unsecured High Yield Note Indenture (other than the November Note Interest Payment Default which is the subject of the temporary waiver granted above under
Section 2.2 above).

            (b) The Agent and the Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the other Loan Documents as a result of any Default or Event of Default (other than the Specified Financial Covenant Defaults and, solely during the Waiver Period, the November Note Interest Payment Default, in each case to the extent expressly set forth herein) which may be continuing on the date hereof or any Default or Event of Default (other than the Specified Defaults and, solely during the Waiver Period, the November Note Interest Payment Default, in each case to the extent expressly set forth herein) which may occur after the date hereof, and nothing in this Agreement, and no delay on the part of the Agent or any Lender in exercising any such right or remedy, shall be construed as a waiver of any such right or remedy.

SECTION 3. CONDITIONS TO EFFECTIVENESS

      3.1 This Agreement shall become effective on the date upon which the conditions specified below have been satisfied:

            (a) Agent and Lenders shall have received an original of this Agreement and the Confirmation of Guaranty, duly authorized, executed and delivered by each of the Borrowers and the Guarantor, respectively.

            (b) In order to induce GE Capital to grant the limited waivers of the Specified Defaults provided for in Sections 2.1 and 2.2 above and to, subject to the terms and conditions of this Agreement, the Credit Agreement and the other Loan Documents, continue to make Loans to the Borrowers despite the occurrence of the Specified Defaults, Borrowers shall have paid to GE Capital in immediately available funds a waiver fee in the amount of $500,000, which fee shall be fully earned and non-refundable when paid (the "Waiver Fee"). GE Capital hereby agrees that if within one year after the date of this Agreement, GE Capital as sole arranger provides a credit facility to the Borrowers, which credit facility replaces or refinances in full or in part the credit facility evidenced by the Credit Agreement (any such replacement or refinancing credit facility, referred to herein as a "Replacement Facility"), GE Capital shall credit toward the payment of any closing fees payable by Borrowers to GE Capital in respect of such Replacement Facility up to $200,000 of the Waiver Fee received by GE Capital.

SECTION 4. REPRESENTATIONS AND WARRANTIES

      4.1 Each Borrower hereby further represents and warrants with and to Agent and Lenders that after giving effect to the limited waivers in Section 2 hereof, the Borrowers hereby represent and warrant that each of the representations and warranties contained in the Loan Documents is true and correct on and as of the date hereof, except for any representation and warranty that relates by its terms only to a specified date (in which case, it shall be true on and as of such date).

SECTION 5. COVENANTS

      5.1 In order to induce the Agent and the Lenders to enter into and grant the limited waivers set forth in Section 2.1 and Section 2.2 hereof, the Borrowers hereby covenant and agree with Agent and the Lenders as follows:

      (a) The parties hereto acknowledge, confirm and agree that any misrepresentation by any Credit Party in, or any failure of any Credit Party to comply with the covenants, conditions and agreements contained in this Agreement shall constitute an immediate Event of Default under the Credit Agreement;

      (b) In  addition  to and not in  limitation  of any of the  provisions  of
Section 6.16 of the Credit Agreement, Borrowers hereby agree that they shall not, and shall not cause or permit any Subsidiary thereof to, accumulate or maintain cash in any disbursement accounts, payroll accounts or other deposit accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements; and

      (c) Borrowers  agree that, in addition to the  circumstances  set forth in
Section  2.7(c) of the Credit  Agreement,  the  circumstances  set forth in this
Section 5.1(c) shall give rise to a prepayment fee under Section 2.7(c) of the Credit Agreement. If at any time after the date hereof, without the prior written consent of GE Capital, either (i) any Credit Party (including any successor entity or debtor in possession) grants, or pursuant to applicable law or the order of a court of law or equity, is deemed to have granted or provided, a Lien on any of the Collateral in favor of any Person (other than GE Capital) that lends money to any of the Credit Parties and such Lien or any portion thereof is senior in priority to the Lien granted in favor of the Agent under the Loan Documents on any Collateral, or (ii) any Credit Party (including any successor entity or debtor in possession) grants, or pursuant to applicable law or the order of a court of law or equity, is deemed to have granted or provided, a Lien on any assets of any Credit Party (other than Collateral) that are of the same or similar type or class of assets as the assets constituting Collateral from time to time in favor of any Person (other than GE Capital) that lends money to any of the Credit Parties, then in each such case, the Borrowers shall pay to Agent, for the ratable benefit of Lenders as liquidated damages and compensation for the costs of being prepared to make funds available under the Credit Agreement, a prepayment fee in an amount equal to the Applicable Percentage multiplied by an amount equal to (x) the entire amount of the Revolving Credit Commitment then in effect or (y) if the Revolving Credit
Commitment has terminated, an amount equal to the entire Revolving Credit Commitment in effect immediately prior to giving effect to such termination. Nothing herein is intended to require borrower to pay more than one prepayment fee, and upon indefeasible payment in full to GE Capital of any prepayment fee under this Section 5.1(c), Borrowers shall not be obligated to pay any further prepayment fee under Section 2.7(c) of the Credit Agreement and, conversely, upon indefeasible payment in full to GE Capital of any prepayment fee under
Section 2.7(c) of the Credit Agreement, Borrowers shall not be obligated to pay any further prepayment fee under this Section 5.1(c) of the Credit Agreement.

SECTION 6. PROVISIONS OF GENERAL APPLICATION

      6.1 Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

      6.2 Costs and Expenses. The Borrowers hereby agree that they shall reimburse the Agent on demand for all costs and expenses (including, without limitation, attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Agreement and any other document executed in connection herewith and therewith.

      6.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      6.4 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

      6.5 Release.

      (a) Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges GE Capital, Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (GE Capital, Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Credit Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date that this Agreement is executed by all parties, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto and which arise at any time on or prior to the date that this Agreement is executed by all parties.

      (b) Each Credit Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

      (c) Each Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

      6.6 Covenant Not to Sue. Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Credit Party pursuant to Section 6.5 above. If any Credit Party or any of their respective successors, assigns or other legal representations violates the foregoing covenant, each Credit Party, for themselves and their successors, assigns and legal representatives, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

      6.7 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

      6.8 Reviewed by Attorneys. Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

      6.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Waiver Agreement is executed and delivered as of the day and year first above written.

                                      LENDER AND AGENT:

                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title: Its Duly Authorized Signatory

                  [BORROWERS' SIGNATURES CONTINUE ON NEXT PAGE]

                                      BORROWERS:

                                      CURATIVE HEALTH SERVICES, INC.,
                                      a Minnesota corporation formerly known
                                      as Curative Holding Co.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      EBIOCARE.COM, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      HEMOPHILIA ACCESS, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      APEX THERAPEUTIC CARE, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------

                                      CHS SERVICES, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      CURATIVE HEALTH SERVICES OF NEW YORK, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      OPTIMAL CARE PLUS, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      INFINITY INFUSION, LLC

                                      By: Curative Health Services Co.,
                                      its Sole Member


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------

                                      INFINITY INFUSION II, LLC

                                      By: Curative Health Services Co.,
                                      its Sole Member


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      INFINITY INFUSION CARE, LTD.

                                      By: Infinity Infusion  II, LLC,
                                      its Sole General Partner

                                      By: Curative Health Services Co., the Sole
                                      Member of Infinity Infusion II, LLC


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      MEDCARE, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      CURATIVE PHARMACY SERVICES, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------

                                      CURATIVE HEALTH SERVICES CO.,
                                      a Minnesota corporation formerly known as Curative Health Services, Inc.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      CRITICAL CARE SYSTEMS, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------


                                      GUARANTORS:

                                      CURATIVE HEALTH SERVICES III CO.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------

                            CONFIRMATION OF GUARANTY

      The undersigned Guarantor hereby (a) acknowledges, consents and agrees to the terms of the foregoing Waiver Agreement (the "Agreement") including, without limitation, the release and covenant not to sue in Sections 6.5 and 6.6 of the Agreement, and (b) agrees and confirms that its obligations under the Guaranty Agreement to which it is a party will continue in full force and effect and extend to all Obligations under and as defined in the Amended and Restated Credit Agreement as amended and modified by (i) that certain First Amendment to Amended and Restated Credit Agreement and Collateral Documents dated as of May 3, 2004, (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2004, (iii) that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 20, 2004 and (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 31, 2004.

         As of this 7th day of November, 2005.

                                      CURATIVE HEALTH SERVICES III CO.


                                      By:
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                                      Name:
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                                      Title:
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                                      Date:
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